Second Quarter 2022 Earnings July 19, 2022

2 Disclaimers Non-GAAP Information Certain measures included in this document are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. FHN’s management believes such measures, even though not always comparable to non-GAAP measures used by other financial institutions, are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. The non-GAAP measures presented in this document are listed, and are reconciled to the most comparable GAAP presentation, in the non-GAAP reconciliation table(s) appearing in the Appendix. In addition, presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this document include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios. Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward- looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been filed as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K, as amended; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed this year. FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Throughout this presentation, numbers may not foot due to rounding, references to EPS are fully diluted, 2Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.

3 2Q22 GAAP financial summary1 1Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.2Second quarter 2022 includes 27.5 million shares related to the full impact of Series G convertible securities issued in connection with TD transaction; First quarter 2022 includes 9.8 million shares related to the one month average impact of these shares. Reported 2Q22 Change vs. $s in millions except per share data 2Q22 1Q22 4Q21 3Q21 2Q21 1Q22 2Q21 $/bps % $/bps % Net interest income $ 542 $ 479 $ 498 $ 492 $ 497 $ 63 13% $ 45 9 % Fee income 201 229 247 247 285 (28) (12) % (84) (29) % Total revenue 743 707 745 738 781 36 5% (38) (5) % Expense 489 493 528 526 497 (4) (1) % (8) (2) % Pre-provision net revenue (PPNR) 255 215 217 213 284 40 19% (29) (10) % Provision for credit losses 30 (40) (65) (85) (115) 70 NM 145 126 % Pre-tax income 225 255 282 298 399 (30) (12) % (174) (44) % Income tax expense 48 57 53 63 88 (9) (16) % (40) (45) % Net income 177 198 229 235 311 (21) (11) % (134) (43) % Non-controlling interest 3 3 3 3 3 — — % — — % Preferred dividends 8 8 8 8 13 — — % (5) (38) % Net income available to common shareholders (NIAC) $ 166 $ 187 $ 219 $ 224 $ 295 $ (21) (11) % $ (129) (44) % $s in billions Avg loans $ 55.6 $ 54.1 $ 54.7 $ 55.5 $ 56.8 $ 1.5 3% $ (1.3) (2) % Period-end loans $ 56.5 $ 55.0 $ 54.9 $ 55.4 $ 56.7 $ 1.5 3% $ (0.2) — % Avg deposits $ 71.9 $ 74.2 $ 74.6 $ 73.7 $ 73.2 $ (2.2) (3) % $ (1.2) (2) % Period-end deposits $ 70.5 $ 74.1 $ 74.9 $ 74.3 $ 73.3 $ (3.6) (5) % $ (2.7) (4) % Key performance metrics Net interest margin (NIM) 2.74% 2.37% 2.42% 2.41% 2.47% 37 bps 27 bps Loan to deposit ratio (avg.) 77.3% 72.9% 73.3% 75.3% 77.7% 432 bps (43) bps ROCE 9.1% 9.9% 11.3% 11.4% 15.5% (80) bps (633) bps ROTCE 12.1% 13.0% 14.7% 15.0% 20.4% (91) bps (829) bps ROA 0.8% 0.9% 1.0% 1.1% 1.4% (8) bps (60) bps Efficiency ratio 65.8% 69.7% 70.9% 71.2% 63.7% (390) bps 209 bps FTEs 7,627 7,900 7,863 7,982 8,145 (273) (3) % (518) (6) % CET1 ratio 9.8% 10.0% 9.9% 10.1% 10.3% (17) bps (48) bps Effective tax rate 21.3% 22.4% 18.6% 21.1% 22.0% (111) bps (73) bps Per common share Diluted EPS $ 0.29 $ 0.34 $ 0.40 $ 0.41 $ 0.53 $ (0.05) (15) % $ (0.24) (45) % Tangible book value per share $ 10.18 $ 10.46 $ 11.00 $ 10.88 $ 10.74 $ (0.28) (3) % $ (0.56) (5) % Avg. diluted shares outstanding2 569 550 542 550 556 19 3% 13 2%

4 Table of contents 2Q22 key messages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 2Q22 overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 2Q22 notable items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 2Q22 adjusted financial highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 NII and NIM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Adjusted fee income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Adjusted expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Total loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Total funding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 Asset quality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 Merger integration update . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 Key takeaways . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

Well positioned to benefit given economic recovery and outlook for rates

Adjusted EPS[1] $0.34	Adjusted ROTCE[1] 14.2%	TBV $10.18
+15% Core Net Interest Income	**-16%** Adjusted Noninterest Income	**-4%** Adjusted Expense
+18% Adjusted PPNR	**~$70 million** IBKC Merger Annualized Revenue Synergies	**+11.8%** Asset Sensitive to +100 bp Shock Scenario
+5% C&I Loans ex. PPP & LMC	**+7%** Commercial Unfunded Commitments	**+4 bps** Total Deposit Costs

Reflects 2Q22 vs. 1Q22 results. [1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

5

6 2Q22 robust PPNR muted by higher provision despite continued strong credit Benefits of Diversified Model Solid Returns Strong Credit Quality IBKC Merger Update • Adjusted revenue of $733 million increased $29 million, or 4%, QoQ as strength in NII was partially offset by lower noninterest income largely given macroeconomic impacts – NII up $63 million QoQ reflecting the benefit of 3% loan growth and higher rates – Core NII up 15% with C&I loan growth of 5% ex. PPP and LMC – Fee income down 16% largely reflecting the impact of higher long-term rates and macroeconomic uncertainty and volatility on fixed income and deferred comp • Adjusted expense of $438 million down $17 million, or 4%, QoQ driven by lower personnel costs • PPNR of $295 million up $46 million, or 18%, QoQ • Provision expense of $30 million reflects the impact of loan growth/revised macroeconomic outlook • 2Q22 EPS impacted by suspension of share repurchases and the 17.7 million incremental diluted share impact of 1Q22 preferred issuance related to the proposed TD transaction • Adjusted ROTCE of 14.2% • TBVPS of $10.18 decreased $0.28 driven by a $0.43 reduction tied to MTM losses on the securities portfolio recorded in OCI • Credit remains strong with net charge-offs of 9 bps and NPLs of 53 bps • ACL/NPL coverage improved to 2.34x; ACL/Loans ratio of 1.33% excluding LMC/PPP loans • Expect to deliver ~$200 million of targeted annualized net cost saves by 4Q22 • Achieved $140 million of annualized net cost saves through 2Q22 1Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. Adjusted EPS of $0.34 and PPNR of $295 million1 Proposed TD Transaction • Expect deal to close in 1Q of TD’s 2023 fiscal year – FHN shareholder approval received on May 31st, 2022 with more than 99% of votes cast in favor – Public meeting with Fed and OCC scheduled for August 18th, 2022 – Regulatory approval applications progressing

2Q22 notable items[1]

GAAP results reduced by $29 million after-tax, or $0.05 per share, of notable items

($s in millions, except per share data)

Notable Items

2Q22 IBKC merger-related notable items		
Noninterest expense:		
Total noninterest expense		13
2Q22 Total IBKC net merger-related notable items	**$**	**(13)**
2Q22 TD transaction-related items		
Noninterest expense:		
Total noninterest expense		25
2Q22 Total TD transaction-related costs	$	(25)
2Q22 Other notable items		
Noninterest income:		
Mortgage banking and title	$	(12)
Noninterest expense:		
Other noninterest expense		12
2Q22 Total other notable items	**$**	**—**
2Q22 Total notable items		**(38)**
Tax impact of 2Q22 notable items		9
After-tax impact of 2Q22 notable items	**$**	**(29)**
EPS impact of 2Q22 notable items	**$**	**(0.05)**

Pre-tax Notable Items

- IBKC merger-related expense of $13 million
- TD transaction-related expense of $25 million
- Other notable items reflect a $12 million mortgage servicing rights gain and $12 million tied to derivative valuation adjustments related to prior Visa Class-B share sales

IBKC Cumulative Net Pre-tax Integration Costs

Cost to Date				Targeted	
4Q19 - 1Q22[2]	**Purchase Acct.**	**2Q22**	**Total**	**Remaining**	**Total**
$ 388	$ 100	$ 12	$ 501	$20 - $30	$520 - $530

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.[2]Includes pre-closing expenses incurred by IBKC.

7

2Q22 adjusted financial highlights[1]

PPNR up 18% driven by strength in NII and lower expense

$s in millions except per share data	2Q22	1Q22	2Q21	2Q22 Change vs. 1Q22		2Q22 Change vs. 2Q21	
				$/bps	%	$/bps	%
Net Interest Income (FTE)	$ 545	$ 482	$ 500	$ 63	13 %	$ 45	9 %
Fee income	188	223	287	(35)	(16)%	(99)	(34)%
Total revenue (FTE)	733	704	787	29	4 %	(54)	(7)%
Expense	438	455	465	(17)	(4)%	(27)	(6)%
Pre-provision net revenue	295	249	321	46	18 %	(26)	(8)%
Provision for credit losses	30	(40)	(115)	70	NM	145	126 %
Net charge-offs	12	10	(10)	3	29 %	22	NM
Reserve build/(release)	18	(50)	(105)	67	136 %	123	117 %
Net income available to common	$ 195	$ 211	$ 321	$ (16)	(8)%	$(126)	(39)%
Key performance metrics							
Fee income as a % of total revenue	25.7 %	31.6 %	36.5 %	(595)bps		(1,081)bp	
Efficiency ratio	59.8 %	64.6 %	59.2 %	(485)bps		62 bps	
ROTCE	14.2 %	14.7 %	22.2 %	(53)bps		(803)bps	
Diluted EPS	$ 0.34	$ 0.38	$ 0.58	$(0.04)	(11)%	$(0.24)	(41)%
Diluted shares[2]	569	550	556	19	3 %	13	2 %
TBV per share	$ 10.18	$10.46	$10.74	$(0.28)	(3)%	$(0.56)	(5)%
Effective tax rate	21.7 %	22.5 %	22.2 %	(85)bps		(50)bps	

2Q22 vs. 1Q22 Highlights

- **Adjusted EPS** of $0.34 vs. $0.38; includes a $0.10 per share reduction tied to a change in provision for credit losses
  - **Adjusted ROTCE** of 14.2% and TBV per share of $10.18
- **Total revenue** up $29 million, or 4%
- **NII** up $63 million, or 13%, given 3% loan growth and benefit of higher rates
  - **Core NII** up $70 million, or 15%
- **Adjusted fee income** down 16% largely reflecting declines in fixed income and deferred comp given the impact of higher long-term rates and macroeconomic uncertainty & volatility
- **Adjusted expense** down $17 million, or 4%, driven by lower incentives and commissions and deferred comp
- **Provision expense** of $30 million vs. $40 million provision credit in 1Q22 reflects the impact of loan growth and revised macroeconomic outlook

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Second quarter 2022 includes 27.5 million shares related to the full impact of Series G convertible securities issued in connection with TD transaction; First quarter 2022 includes 9.8 million shares related to the one month average impact of these shares.

8

NII trends reflect the benefit of rising rates and loan growth [1]

Results reflect higher investment portfolio income and 5% C&I loan growth ex. PPP and LMC

FTE NII and NIM Trends



($s in millions)
$500
$450
2.47%
2Q21
$495
$454
2.41%
3Q21
$502
$466
2.42%
4Q21
$482
$462
2.37%
1Q22
$545
$532
2.74%
2Q22
Core NIM
2.36%
2.28%
2.28%
2.29%
2.69%
Core NII
Reported NII
Reported NIM

2Q22 vs. 1Q22

$s in millions		NII	NIM
1Q22 Reported		482	**2.37 %**
PPP coupon income and fees		12	0.04 %
Net merger-related impacts		8	0.04 %
1Q22 Core	$	**462**	**2.29 %**
Loan balances & rates/spreads		52	0.21 %
Securities portfolio & cash		21	0.22 %
Day count & other		7	0.02 %
Funding costs		(9)	(0.05)%
2Q22 Core	$	**532**	**2.69 %**
PPP coupon income and fees		7	0.02 %
Net merger-related impacts		6	0.04 %
2Q22 Reported	$	**545**	**2.74 %**

2Q22 vs. 1Q22 Highlights

- **FTE NII** up $63 million, or 13%, and NIM up 37 bps despite a $6 million, or 2 bps, reduction in net merger-related and PPP benefits
- **Core NII** of $532 million up $70 million, or 15%
  - Benefit of higher rates, loan balances and investment portfolio income partially offset by spread compression
  - Securities portfolio balances increased 1% to $9.8 billion
- **Core NIM** increased 40 bps to 2.69%
  - Benefit of higher rates, lower excess cash, improved securities yields and loan growth partially offset by the impact of higher funding costs and spread compression
  - Period-end excess cash of $8.7 billion decreased from $12.7 billion in 1Q22

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

9

Adjusted fee income trends impacted by higher rates and macro volatility[1]

Results driven by declines in fixed income and deferred comp

$s in millions	2Q22	1Q22	4Q21	3Q21	2Q21	2Q22 Change vs. 1Q22 $/bps	2Q22 Change vs. 1Q22 %	2Q22 Change vs. 2Q21 $/bps	2Q22 Change vs. 2Q21 %
Fixed income	$ 51	$ 73	$ 82	$ 96	$ 102	$(22)	(30)%	$(51)	(50)%
Service charges and fees	57	57	56	56	54	—	— %	3	6 %
Mortgage banking & title	22	22	28	34	38	—	— %	(16)	(42)%
Brokerage, trust, and insurance	36	37	36	37	35	(1)	(3)%	1	3 %
Card and digital banking fees	23	20	19	21	21	3	15 %	2	10 %
Deferred compensation income	(17)	(4)	—	3	7	(13)	NM	(24)	NM
Other noninterest income	15	18	25	21	29	(3)	(17)%	(14)	(48)%
Total fee income	$ 188	$ 223	$ 246	$ 268	$ 287	$(35)	(16)%	$(99)	(34)%
Key Metrics									
Fixed Income									
Average Daily Revenue (ADR)	$ 0.6	$ 1.0	$ 1.1	$ 1.3	$ 1.4	$(0.4)	(38)%	$(0.8)	(57)%
Mortgage banking									
Originations									
Secondary	$ 467	$ 533	$ 706	$ 772	$ 998	$(66)	(12)%	$ 531	(53)%
Portfolio	$1,120	$ 801	$ 874	$ 829	$ 791	$319	40 %	$(329)	42 %
Total	$1,578	$1,334	$1,580	$1,601	$1,789	$244	18 %	$211	(12)%
Gain on sale spread	2.41 %	2.65 %	2.98 %	2.91 %	3.19 %	(24)bps		(78)bps	
Mix									
Purchase	80 %	61 %	51 %	56 %	65 %				
Refinance	20 %	39 %	49 %	44 %	35 %				

2Q22 vs. 1Q22 Highlights

- **Adjusted fee income** decreased $35 million, or 16%, driven by a reduction in fixed income, deferred comp and other noninterest income
- **Fixed income** decreased $22 million reflecting the impact of higher long-term rates and macroeconomic uncertainty & volatility; ADR of $612 thousand
- **Mortgage banking and title** fees were stable as the impact of lower mortgage origination volume given the higher long-term rates and continued mix shift toward portfolio loans was offset by an increase in title
- **Deferred compensation** down $13 million
- **Card and digital banking fees** improved $3 million largely reflecting the impact of rebate benefits, seasonality, and methodology changes following conversion
- **Other noninterest income** down $3 million driven by lower swap-related income

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

10

Adjusted expense down 4% driven by lower personnel costs

Results largely reflect lower revenue-based incentives and commissions and deferred comp

$s in millions	2Q22	1Q22	4Q21	3Q21	2Q21	2Q22 Change vs. 1Q22 $/bps	2Q22 Change vs. 1Q22 %	2Q22 Change vs. 2Q21 $/bps	2Q22 Change vs. 2Q21 %
Salaries and benefits	$ 190	$ 188	$ 189	$ 191	$ 191	$ 2	1 %	$ (1)	(1)%
Incentives and commissions	71	92	84	92	93	(21)	(23)%	(22)	(24)%
Deferred compensation expense	(18)	(5)	1	4	6	(13)	NM	(24)	NM
Total personnel	244	275	274	286	290	(31)	(11)%	(46)	(16)%
Occupancy and equipment[2]	72	72	73	74	75	—	— %	(3)	(4)%
Outside services	61	59	66	65	56	2	3 %	5	9 %
Amortization of intangible assets	12	12	13	13	13	—	— %	(1)	(8)%
Other noninterest expense	50	37	46	42	31	13	35 %	19	61 %
Total noninterest expense	$ 438	$ 455	$ 474	$ 480	$ 465	$ (17)	(4)%	$ (27)	(6)%
Full-time equivalent associates	7,627	7,900	7,863	7,982	8,145	(273)	(3)%	(518)	(6)%

2Q22 vs. 1Q22 Highlights

- **Adjusted expense** of $438 million decreased $17 million, or 4%, largely as lower personnel costs were partially offset by an increase in other noninterest expense
  - $6 million benefit tied to incremental merger cost saves
- **Personnel expense** down $31 million
  - **Salaries and benefits** up modestly largely as the benefit of lower FICA taxes and merger saves was partially offset by the incremental impact of 1Q22 merit increases, day count, FHN-announced minimum wage increase to $18/hr and seasonally higher medical and profit-sharing costs
  - **Incentives and commissions** down $21 million largely reflecting reduced revenue-based incentives
- **Outside services** up $2 million
- **Other noninterest expense** increased $13 million largely reflecting a reduction in internal labor charged to IBKC merger as well as the impact of higher fraud losses, travel and entertainment, FDIC insurance and customer relations costs

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Occupancy and Equipment expense includes Computer Software Expense.

11

Total loan growth of 3%[1]

C&I ex PPP & LMC up 5% QoQ

Loan trends


Period-end
Average
$56.7B
9%
7%
2%
19%
22%
42%
$55.0B
7%
1%
2%
20%
23%
48%
$56.5B
6%
1%
2%
20%
23%
49%
$55.5B
8%
5%
2%
19%
22%
43%
$54.7B
9%
3%
2%
20%
22%
45%
$54.1B
7%
2%
2%
20%
23%
48%
$55.6B
6%
1%
2%
20%
23%
49%
2Q21
1Q22
2Q22
3Q21
4Q21
1Q22
2Q22

	3Q21	4Q21	1Q22	2Q22
Yields	3.47%	3.45%	3.34%	3.57%
Core yields	3.25%	3.20%	3.16%	3.43%
Avg 1M LIBOR	0.09%	0.09%	0.22%	0.99%

- Commercial and Industrial (C&I) excl. LMC & PPP
- Commercial real estate (CRE)
- Consumer real estate
- Credit card and other
- Payroll Protection Program (PPP)
- Loans to mortgage companies (LMC)

2Q22 vs. 1Q22 Highlights

- Loans of $55.6 billion up $1.5 billion on a 3% increase in commercial and consumer
  - C&I loan growth ex. PPP & LMC up 5% driven by Texas, Florida, Tennessee, and Georgia
  - Total core loan yields expanded 27 bps
- Period-end loans of $56.5 billion up $1.5 billion, or 3%, driven by a $933 million, or 2%, increase in commercial and $584 million, or 5%, increase in consumer
  - $2.2 billion, or 4%, increase in loans before the impact of PPP and LMC
  - C&I loan growth ex. PPP & LMC up 5% driven by Florida, Corporate Banking, Mid-Atlantic and Georgia
  - Unfunded commitments increased 6%

Period-end commercial line utilization[2]

	3Q21	4Q21	1Q22	2Q22
Utilization %	44%	42%	41%	41%

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Utilization rates exclude Loans to Mortgage Companies.

12

Deposit costs reflect pricing discipline and impact of rising rates[1]

Improved deposit mix with interest-bearing deposits down $2.1 billion

Interest-bearing liabilities & DDA trends



Period-end
Average
$77.7B
$77.9B
$74.5B
$78.4B
$79.0B
$78.4B
$75.8B
26%
27%
27%
25%
26%
26%
27%
6%
4%
4%
5%
5%
4%
4%
35%
33%
33%
35%
34%
34%
33%
33%
36%
36%
35%
36%
36%
37%
2Q21
1Q22
2Q22
3Q21
4Q21
1Q22
2Q22

	3Q21	4Q21	1Q22	2Q22
Deposit cost of funds	11 bps	7 bps	6 bps	10 bps
Total cost of funds	21 bps	16 bps	16 bps	22 bps
Avg 1M LIBOR	0.09%	0.09%	0.22%	0.99%

Demand Deposit Accounts (DDA) | Savings | Time deposits | Other interest-bearing deposits

2Q22 vs. 1Q22 Highlights

- Average deposits of $71.9 billion decreased $2.2 billion, or 3%, driven by a $2.1 billion decrease in interest-bearing deposits
  - Period-end deposits of $70.5 billion decreased $3.6 billion with a $2.6 billion decrease in interest-bearing and a $937 million decrease in DDA
- Deposit costs of 10 bps increased 4 bps
  - Interest-bearing deposit costs of 16 bps increased 6 bps despite 77 bp increase in average LIBOR
  - Interest-bearing deposit betas of 10% in the quarter
- Total funding costs of 22 bps increased 6 bps given higher rates

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

13

14 Continued strong credit quality 1Net charge-off % is annualized and as % of average loans. $890 $802 $736 $686 $704 1.57% 1.45% 1.34% 1.25% 1.24% 259% 231% 267% 207% 234% ACL ACL/Loans ACL/NPLs 2Q21 3Q21 4Q21 1Q22 2Q22 Allowance for credit losses (ACL) Non-performing loans (NPLs) $344 $347 $275 $332 $301 0.61% 0.63% 0.50% 0.60% 0.53% NPLs $ NPLs % 2Q21 3Q21 4Q21 1Q22 2Q22 • Net charge-offs of $12 million remained relatively stable • NPL ratio of 53 bps decreased 7 bps • ACL coverage ratio of 1.24% vs. 1.25%; ACL coverage ex. LMC and PPP of 1.33% • 234% ACL coverage of NPLs • Provision expense of $30 million compared with a $40 million provision credit in 1Q22 – $18 million reserve build reflects the impact of loan growth and revised macroeconomic outlook 1 $(10) $3 $1 $10 $12 $(115) $(85) $(65) $(40) $30 (0.07)% 0.02% 0.01% 0.07% 0.09% NCOs Provision for credit losses NCO% 2Q21 3Q21 4Q21 1Q22 2Q22 Reserve build reflects the impact of loan growth and revised macroeconomic outlook 2Q22 vs. 1Q22 Highlights ($s in millions) Provision, credit losses, and net charge-offs

Strong capital position[1]

Capital levels



13.1%
11.4%
10.3%
12.6%
11.2%
10.1%
12.3%
11.0%
9.9%
13.2%
11.8%
10.0%
13.0%
11.6%
9.8%
2Q21
3Q21
4Q21
1Q22
2Q22
CET1 ratio
Total capital ratio
Tier 1 capital ratio

2Q22 vs. 1Q22 Highlights

- TBVPS of $10.18 decreased 3% driven by a $0.43 reduction tied to MTM valuation adjustments on securities
- CET1 ratio remained strong at 9.8%
  - The benefit of NIAC more than offset by a reduction tied to growth in loans and unfunded commitments and common dividends
- Total capital of 12.95% vs. 13.18% in 1Q21

2Q22 vs. 1Q22 CET1 ratio



10.0%
0.33%
(0.33)%
(0.13)%
(0.04)%
9.8%
1Q22 actual
Adjusted NIAC and other
Loans/ unfunded commitments growth
Common Dividend
Notable Items
2Q22 estimate

Tangible book value per share



$10.46
$0.39
$(0.43)
$(0.15)
$(0.05)
$(0.03)
$10.18
1Q22 actual
Adjusted NIAC, net of change in Intangibles
AFS Securities MTM
Common Dividends
Notable Items
Other
2Q22 actual

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

15

IBKC merger integration and TD acquisition update

IBKC Merger

- Successfully completed systems and signage conversion
- Remain on track to meet annualized cost saves target by 4Q22

Proposed Acquisition by TD

- Expect deal to close in 1Q of TD's 2023 fiscal year
  - FHN shareholder approval received on May 31st, 2022 with more than 99% of votes cast in favor
  - Public meeting with Fed and OCC scheduled for August 18th, 2022
  - Applications for regulatory approvals progressing
- Launched Integration Management Office and development of plans for legal day one are underway
- Current focus on talent identification and retention
  - Retention programs established

IBKC Merger Highlights

Targeting annualized cost saves of ~$200 million by 4Q22

Achieved ~$35 million of savings in 2Q22

In Period Savings

Actual 2021	Estimated 2022
~$92mm	~$160mm

Annualized Run-Rate Savings

Actual 1Q22	Actual 2Q22	Estimated 4Q22
~$116mm	~$140mm	~$200mm

~$70 million of identified annualized revenue synergies largely tied to commercial loans

Additional synergies tied to debt capital markets, mortgage and private client/wealth

16

17 Focused on driving enhanced value • Focused on driving enhanced value for our associates, clients, communities and shareholders as we plan to join forces with TD • Deliver further benefits of diversified business model through revenue synergies and loan growth – Leverage benefits of MOE integrated systems and product set to serve clients – Drive continuous improvement in productivity and efficiency beyond the integration • Actively manage balance sheet and maintain excellent credit quality – Continue to improve overall balance sheet asset and funding mix – Maintain strong risk management practices

APPENDIX 18

NII accretion schedule & NII/NIM reconciliation to GAAP financials

Estimated IBKC Securities Premium Amortization[1]

$s in millions		
3Q22	$	(8)
4Q22	$	(7)
2023 and beyond	$	(70)

Estimated IBKC Loan Accretion

$s in millions		
3Q22	$	12
4Q22	$	10
2023 and beyond	$	50

Estimated Loan Accretion - Other Acquisitions

$s in millions		
3Q22	$	3
4Q22	$	3
2023 and beyond	$	8

2Q22 Reported to Core Reconciliation

$s in millions	NII	NIM
2Q22 Reported (FTE)	$ 545	2.74 %
Less: non-core items		
PPP coupon income and fees	7	0.02
Loan Accretion	15	0.08
IBKC Premium Amortization	(8)	(0.04)
2Q22 Core (FTE)	**$ 532**	**2.69 %**

4Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
4Q21 Reported (FTE)	$ 502	2.42 %
Less: non-core items		
PPP coupon income and fees	30	0.10
Loan Accretion	15	0.08
IBKC Premium Amortization	(10)	(0.05)
4Q21 Core (FTE)	**$ 466**	**2.28 %**

2Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
2Q21 Reported (FTE)	$ 500	2.47 %
Less: non-core items		
PPP coupon income and fees	35	0.03
Time Deposit Amortization	1	—
Loan Accretion	25	0.14
IBKC Premium Amortization	(12)	(0.06)
2Q21 Core (FTE)	**$ 450**	**2.36 %**

1Q22 Reported to Core Reconciliation

$s in millions	NII	NIM
1Q22 Reported (FTE)	$ 482	2.37 %
Less: non-core items		
PPP coupon income and fees	12	0.04
Loan Accretion	17	0.09
IBKC Premium Amortization	(10)	(0.05)
1Q22 Core (FTE)	**$ 462**	**2.29 %**

3Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
3Q21 Reported (FTE)	$ 495	2.41 %
Less: non-core items		
PPP coupon income and fees	32	0.07
Loan Accretion	20	0.10
IBKC Premium Amortization	(12)	(0.06)
3Q21 Core (FTE)	**$ 454**	**2.28 %**

[1] *Estimated based on market rates and prepayment assumptions as of 6/30/2022.*

19

20 Notable Items ($s in millions except per share data) Favorable / (Unfavorable) (In millions, except per share data) 2Q22 1Q22 4Q21 3Q21 2Q21 Noninterest income: Gain on mortgage servicing rights (mortgage banking and title) $ (12) $ — $ — $ — $ — Purchase accounting gain (other noninterest income)1 — — — — 2 Retirement of legacy IBKC TruPS (other noninterest income) — — 3 23 — Branch sale gain (other noninterest income) — — (4) (2) — Gain on fintech investment (other noninterest income) — (6) — — — Total noninterest income (12) (6) — 22 2 Noninterest expense: Salaries and benefits 1 (2) — — — Incentives and commissions (22) (2) (9) (10) (16) Deferred compensation expense — — (6) — — Total personnel expenses (21) (4) (16) (10) (16) Occupancy and equipment (1) — — (1) — Outside services (9) (25) (15) (24) (6) Amortization of intangible assets (1) (1) (1) (1) (1) Other noninterest expense (18) (7) (23) (10) (9) Total noninterest expense (50) (37) (54) (46) (32) Income before income taxes 38 32 54 68 34 Tax impact of notable items 9 7 13 17 8 After-tax impact of notable items $ 29 $ 24 $ 41 $ 51 $ 26 EPS impact of notable items $ (0.05) $ (0.04) $ (0.08) $ (0.09) $ (0.05) Diluted shares 569 550 542 550 556 1Purchase accounting gain is non-taxable income.

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Adjusted FHN historical quarterly income statements

	2Q22			1Q22			4Q21			3Q21			2Q21		
($s in millions, except per share data)	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP
Interest income - FTE	$ 583	$ 3	$ 586	$ 510	$ 3	$ 513	$ 531	$ 3	$ 534	$ 533	$ 3	$ 536	$ 542	$ 3	$ 545
Interest expense- FTE	41	—	41	31	—	31	33	—	33	41	—	41	45	—	45
Net interest income- FTE	542	3	545	479	3	482	498	3	502	492	3	495	497	3	500
Less: Taxable-equivalent adjustment	—	3	3	—	3	3	—	3	3	—	3	3	—	3	3
Net interest income	542	—	542	479	—	479	498	—	498	492	—	492	497	—	497
Noninterest income:															
Fixed income	51	—	51	73	—	73	82	—	82	96	—	96	102	—	102
Mortgage banking and title	34	(12)	22	22	—	22	28	—	28	34	—	34	38	—	38
Brokerage, trust, and insurance	36	—	36	37	—	37	36	—	36	37	—	37	35	—	35
Service charges and fees	57	—	57	57	—	57	56	—	56	56	—	56	54	—	54
Card and digital banking fees	23	—	23	20	—	20	19	—	19	21	—	21	21	—	21
Deferred compensation income	(17)	—	(17)	(4)	—	(4)	—	—	—	3	—	3	7	—	7
Other noninterest income	16	—	15	24	(6)	18	25	—	25	(1)	22	21	27	2	29
Total noninterest income	201	(13)	188	229	(6)	223	247	—	246	247	22	268	285	2	287
Total revenue	743	(13)	730	707	(6)	702	745	—	745	738	22	760	781	2	784
Noninterest expense:															
Personnel expense:															
Salaries and benefits	190	1	191	190	(2)	188	190	—	189	191	—	191	191	—	191
Incentives and commissions	93	(22)	71	94	(2)	92	93	(9)	84	101	(10)	92	109	(16)	93
Deferred compensation expense	(18)	—	(18)	(5)	—	(5)	7	(6)	1	4	—	4	6	—	6
Total personnel expense	265	(21)	244	280	(4)	275	290	(16)	274	296	(10)	286	306	(16)	290
Occupancy and equipment	73	(1)	72	72	—	72	74	—	73	75	(1)	74	75	—	75
Outside services	70	(9)	61	84	(25)	59	81	(15)	66	89	(24)	65	63	(6)	56
Amortization of intangible assets	13	(1)	12	13	(1)	12	14	(1)	13	14	(1)	13	14	(1)	13
Other noninterest expense	68	(18)	50	44	(7)	37	70	(23)	46	52	(10)	42	40	(9)	31
Total noninterest expense	489	(50)	438	493	(37)	455	528	(54)	474	526	(46)	480	497	(32)	465
Pre-provision net revenue	255	38	293	215	32	246	217	54	271	213	68	281	284	34	318
Provision for credit losses	30	—	30	(40)	—	(40)	(65)	—	(65)	(85)	—	(85)	(115)	—	(115)
Income before income taxes	225	38	263	255	32	286	282	54	336	298	68	365	399	34	433
Provision for income taxes	48	9	57	57	7	64	53	13	65	63	17	80	88	8	96
Net income	177	29	205	198	24	222	229	41	271	235	51	286	311	26	337
Net income attributable to noncontrolling interest	3	—	3	3	—	3	3	—	3	3	—	3	3	—	3
Net income attributable to controlling interest	174	29	202	195	24	219	227	41	268	232	51	283	308	26	334
Preferred stock dividends	8	—	8	8	—	8	8	—	8	8	—	8	13	—	13
Net income available to common shareholders	$ 166	$ 29	$ 195	$ 187	$ 24	$ 211	$ 219	$ 41	$ 260	$ 224	$ 51	$ 275	$ 295	$ 26	$ 321
Common Stock Data															
EPS	$ 0.31	$ (0.05)	$ 0.36	$ 0.35	$ (0.05)	$ 0.40	$ 0.41	$ (0.08)	$ 0.48	$ 0.41	$ (0.09)	$ 0.50	$ 0.54	$ (0.05)	$ 0.58
Basic shares	535		535	533		533	537		537	546		546	550		550
Diluted EPS	$ 0.29	$ (0.05)	$ 0.34	$ 0.34	$ (0.04)	$ 0.38	$ 0.40	$ (0.08)	$ 0.48	$ 0.41	$ (0.09)	$ 0.50	$ 0.53	$ (0.05)	$ 0.58
Diluted shares	569		569	550		550	542		542	550		550	556		556
Memo:															
Total Revenue-FTE (Non-GAAP)	$ 743	$ (10)	$ 733	$ 707	$ 3	$ 704	$ 745	$ 3	$ 748	$ 738	$ 24	$ 763	$ 781	$ 5	$ 787
PPNR-FTE (Non-GAAP)	255	39	295	215	34	249	217	58	274	213	71	283	284	37	321

21

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($s in millions, except per share data)	2Q22	1Q22	4Q21	3Q21	2Q21
Tangible Common Equity (Non-GAAP)					
(A) Total equity (GAAP)	$ 8,551	$ 8,696	$ 8,494	$ 8,533	$ 8,566
Less: Noncontrolling interest	295	295	295	295	295
Less: Preferred stock	1,014	1,014	520	520	520
(B) Total common equity	$ 7,242	$ 7,387	$ 7,679	$ 7,717	$ 7,750
Less: Intangible assets (GAAP)	1,782	1,795	1,808	1,822	1,836
(C) Tangible common equity (Non-GAAP)	$ 5,459	$ 5,592	$ 5,871	$ 5,895	$ 5,914
Tangible Assets (Non-GAAP)					
(D) Total assets (GAAP)	$ 85,132	$ 88,660	$ 89,092	$ 88,537	$ 87,908
Less: Intangible assets (GAAP)	1,782	1,795	1,808	1,822	1,836
(E) Tangible assets (Non-GAAP)	$ 83,350	$ 86,865	$ 87,284	$ 86,715	$ 86,072
Period-end Shares Outstanding					
(F) Period-end shares outstanding	536	535	534	542	551
Ratios					
(A)/(D) Total equity to total assets (GAAP)	10.04 %	9.81 %	9.53 %	9.64 %	9.74 %
(C)/(E) Tangible common equity to tangible assets ("TCE/TA") (Non-GAAP)	6.55 %	6.44 %	6.73 %	6.80 %	6.87 %
(B)/(F) Book value per common share (GAAP)	$ 13.50	$ 13.82	$ 14.39	$ 14.24	$ 14.07
(C)/(F) Tangible book value per common share (Non-GAAP)	$ 10.18	$ 10.46	$ 11.00	$ 10.88	$ 10.74

22

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($s in millions, except per share data)		2Q22	1Q22	4Q21	3Q21	2Q21
Adjusted Diluted EPS						
Net income available to common shareholders ("NIAC") (GAAP)	a	$ 166	$ 187	$ 219	$ 224	$ 295
Plus Tax effected notable items (Non-GAAP)		29	24	41	51	26
Adjusted Net income available to common shareholders (Non-GAAP)	b	$ 195	$ 211	$ 260	$ 275	$ 321
Diluted Shares (GAAP)	c	569	550	542	550	556
Diluted EPS (GAAP)	a/c	$ 0.29	$ 0.34	$ 0.40	$ 0.41	$ 0.53
Adjusted diluted EPS (Non-GAAP)	b/c	$ 0.34	$ 0.38	$ 0.48	$ 0.50	$ 0.58

		2Q22	1Q22	4Q21	3Q21	2Q21
Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")						
Net Income ("NI") (GAAP)		$ 177	$ 198	$ 229	$ 235	$ 311
Plus Tax effected notable items (Non-GAAP)		29	24	41	51	26
Adjusted NI (Non-GAAP)		$ 205	$ 222	$ 271	$ 286	$ 337
NI (annualized) (GAAP)	d	$ 709	$ 801	$ 910	$ 931	$ 1,247
Adjusted NI (annualized) (Non-GAAP)	e	$ 823	$ 900	$ 1,074	$ 1,133	$ 1,353
Average assets (GAAP)	f	$ 86,326	$ 88,587	$ 89,025	$ 88,401	$ 87,559
ROA (GAAP)	d/f	0.82 %	0.90 %	1.02 %	1.05 %	1.42 %
Adjusted ROA (Non-GAAP)	e/f	0.95 %	1.02 %	1.21 %	1.28 %	1.54 %

		2Q22	1Q22	4Q21	3Q21	2Q21
Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE						
Net income available to common shareholders (annualized) (GAAP)	g	$ 666	$ 756	$ 868	$ 887	$ 1,182
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$ 781	$ 855	$ 1,032	$ 1,089	$ 1,288
Average Common Equity (GAAP)	i	$ 7,305	$ 7,628	$ 7,710	$ 7,761	$ 7,651
Intangible Assets (GAAP)		1,789	1,802	1,815	1,829	1,843
Average Tangible Common Equity (Non-GAAP)	j	$ 5,516	$ 5,826	$ 5,895	$ 5,932	$ 5,808
ROCE (GAAP)	g/i	9.1 %	9.9 %	11.3 %	11.4 %	15.5 %
ROTCE (Non-GAAP)	g/j	12.1 %	13.0 %	14.7 %	15.0 %	20.4 %
Adjusted ROTCE (Non-GAAP)	h/j	14.2 %	14.7 %	17.5 %	18.4 %	22.2 %

23

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions except per share data)		2Q22	1Q22	4Q21	3Q21	2Q21
Adjusted Noninterest Income as a % of Total Revenue						
Noninterest income (GAAP)	a	$ 201	$ 229	$ 247	$ 247	$ 285
Plus notable items (GAAP)		(13)	(6)	—	22	2
Adjusted noninterest income (Non-GAAP)	b	188	223	246	268	287
Revenue (GAAP)	c	743	707	745	738	781
Taxable-equivalent adjustment		3	3	3	3	3
Revenue- Taxable-equivalent (Non-GAAP)		$ 746	$ 710	$ 748	$ 741	$ 784
Plus notable items (GAAP) (a)		(13)	(6)	—	22	2
Adjusted revenue (Non-GAAP)	d	733	704	748	763	787
Noninterest income as a % of total revenue (GAAP)	a/c	27.06 %	32.31 %	33.10 %	33.39 %	36.43 %
Adjusted noninterest income as a % of total revenue (Non-GAAP)	b/d	25.68 %	31.63 %	32.95 %	35.14 %	36.49 %
Adjusted Efficiency Ratio						
Noninterest expense (GAAP)	e	$ 489	$ 493	$ 528	$ 526	$ 497
Plus notable items (GAAP)		(50)	(37)	(54)	(46)	(32)
Adjusted noninterest expense (Non-GAAP)	f	438	455	474	480	465
Revenue (GAAP)	g	743	707	745	738	781
Taxable-equivalent adjustment		3	3	3	3	3
Revenue- Taxable-equivalent (Non-GAAP)		$ 746	$ 710	$ 748	$ 741	$ 784
Plus notable items (GAAP) (a)		(13)	(6)	—	22	2
Adjusted revenue (Non-GAAP)	h	733	704	748	763	787
Efficiency ratio (GAAP)	e/g	65.76 %	69.66 %	70.88 %	71.21 %	63.67 %
Adjusted efficiency ratio (Non-GAAP)	f/h	59.79 %	64.64 %	63.31 %	62.87 %	59.17 %

24

25 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. Numbers may not foot due to rounding Period-end Average $s in millions 2Q22 1Q22 2Q22 vs 1Q22 2Q22 1Q22 2Q22 vs 1Q22 Loans excluding LMC & PPP $ % $ % Total C& I excl. LMC & PPP $ 27,459 $ 26,262 $ 1,197 5% $ 26,993 $ 25,749 $ 1,244 5 % Total CRE 12,942 12,487 456 4% 12,626 12,229 397 3 % Total Commercial excl. LMC & PPP 40,401 38,749 1,652 4% 39,619 37,978 1,641 4 % Total Consumer 12,311 11,727 585 5% 11,987 11,638 349 3 % Total Loans excl. LMC & PPP 52,712 50,476 2,236 4% 51,606 49,616 1,990 4 % PPP 375 642 (268) (42) % 478 815 (336) (41) % LMC 3,441 3,895 (454) (12) % 3,492 3,651 (159) (4) % Total Loans $ 56,529 $ 55,013 $ 1,516 3% $ 55,576 $ 54,082 $ 1,494 3 % Loans excluding PPP Total Commercial excl. PPP $ 43,842 $ 42,642 $ 1,200 3% $ 43,111 $ 41,629 $ 1,482 4 % Total Consumer 12,311 11,727 584 5% 11,987 11,638 349 3 % Total Loans excl. PPP $ 56,153 $ 54,369 1,784 3% $ 55,098 $ 53,267 1,831 3 % PPP 375 642 (268) (42) % 478 815 (336) (41) % Total Loans $ 56,529 $ 55,012 $ 1,517 3% $ 55,576 $ 54,082 1,494 3 % Allowance for Credit Losses (ACL) to Loans Ratio $s in millions Loan Balance ACL Balance ACL/Loans Total Loans $ 56,529 $ 704 1.2 % Loans to Mortgage Companies (LMC) 3,441 2 0.1 PPP 375 — Total excl. LMC & PPP $ 52,712 $ 701 1.3%